[GRAPHIC OMITTED]                                    BEAR, STEARNS & CO. INC.
ATLANTA o BOSTON o CHICAGO                      ASSET-BACKED SECURITIES GROUP
DALLAS o LOS ANGELES o NEW YORK o SAN FRANCISCO            383 Madison Avenue
FRANKFURT o GENEVA o HONG KONG                           New York, N.Y. 10179
LONDON o PARIS o TOKYO                  (212) 272-2000;  (212) 272-7294   fax

--------------------------------------------------------------------------------

                       NEW ISSUE COMPUTATIONAL MATERIALS


                                  $780,000,000

                MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
                                SERIES 2003-RZ1


                   RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
                                   Depositor

                           RAMP SERIES 2003-RZ1 TRUST
                                     Issuer

                        RESIDENTIAL FUNDING CORPORATION
                                Master Servicer




                JANUARY 9, 2003 (REVISED AS OF JANUARY 13, 2003)

     STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as an agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes.
Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Any information herein regarding the collateral or the securities supersedes any prior information regarding the collateral or the securities and will be superseded by information regarding the collateral and/or the securities contained in the Offering
Documents and any subsequent information regarding the collateral or the securities. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current and any subsequent information regarding the collateral or the securities. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets.

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
RAMP SERIES 2003- RZ1 TRUST
Computational Materials: Term Sheet

--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.




TRANSACTION SUMMARY (a), (b), (c)

------------- ------------- --------- ----------- ------- --------- ------------ ------------ --------------
                                                          PRINCIPAL    EXPECTED        FINAL       EXPECTED
                             PERCENT                 WAL  LOCKOUT/        FINAL    SCHEDULED        RATINGS
                            OF POOL       COUPON  TO        WINDOW  DISTRIBUTION DISTRIBUTION       (FITCH/
CLASS                 SIZE  BALANCE         TYPE    CALL    (MOS.)         DATE         DATE           S&P)
                                 (J)              (YRS.)
                                                                                 ------------
------------- ------------- --------- ----------- ------- --------- ------------ ------------ --------------
A-I-1A         $45,356,000     5.81%  Floating      0.90    0 / 19      8/25/04     10/25/21        AAA/AAA
                                             (d)
A-I-1B          68,033,000     8.72%   Fixed (e)    0.90    0 / 19      8/25/04     10/25/21        AAA/AAA
A-I-2           54,401,000     6.97%   Fixed (e)    1.90   18 / 10      5/25/05     10/25/25        AAA/AAA
A-I-3           73,279,000     9.39%   Fixed (e)    3.00   27 / 20     12/25/06      8/25/29        AAA/AAA
A-I-4           62,741,000     8.04%   Fixed (e)    5.25   46 / 50      1/25/11      1/25/32        AAA/AAA
A-I-5           29,190,000     3.74%  Fixed         7.99      95        1/25/11      1/25/33        AAA/AAA
                                        (e), (f)            / 1
A-I-6           37,000,000     4.74%  Fixed         6.27   36 / 60      1/25/11      1/25/33        AAA/AAA
                                        (e), (f)
A-I-7          110,000,000    14.10%  Fixed         3.30    0 / 96      1/25/11      1/25/33        AAA/AAA
                                        (e), (f)
A-II           300,000,000    38.46%  Fixed         3.19    0 / 96      1/25/11      1/25/33        AAA/AAA
                                        (e), (f)
A-IO           244,000,000    31.28%         (h)  1.00      0 / 30      7/25/05      7/25/05        AAA/AAA
                       (g)                           (I)
------------- ------------- --------- ----------- ------- --------- ------------ ------------ --------------
------------- ------------- --------- ----------- ------- --------- ------------ ------------ --------------
   TOTAL      $780,000,000   100.00%
------------- ------------- --------- ----------- ------- --------- ------------ ------------ --------------


     NOTES:

(a) The principal balance of each class of Class A Certificates is subject to a 5% variance.

(b) Prepayment Speed Assumption: 4% building to 25% in 12 months, and remaining constant at 25% thereafter.

(c)  The Class A Certificates will be priced to a 10% cleanup call.

(d)  The lesser of (a) One-Month  LIBOR plus the related  margin per annum;  and
     (b) the weighted average of the net mortgage rates on the mortgage loans, adjusted for the interest payable to the Class A-IO Certificates. The Class A-I-1A Certificates will benefit from payments under the Yield Maintenance Agreement as described herein.

(e) The pass-through rate will be the lesser of the fixed rate per annum indicated in the prospectus supplement and the weighted average of the net mortgage rates of the mortgage loans, adjusted for the interest payable on the Class A-IO Certificates (Net WAC Cap Rate).

(f) The fixed per annum rate used in calculating the pass-through rate will increase by 0.50% if the 10% cleanup call is not exercised on the second distribution date after the cleanup call date.

(g)  Notional Balance: as described in the definition of Notional Amount on page
     7.

(h) 5.75% per annum, payable monthly, until the 30th Distribution Date; thereafter, 0.00% per annum.

(i)  Duration.

(j)  Approximate.


THE COLLATERAL

   - Conventional, one- to four-family, fixed-rate mortgage loans secured by first liens on residential mortgage properties.
   - The collateral information presented herein is based on the "Statistical Calculation Date" of January 1, 2003. The actual pool balance as of the Closing Date is expected to be approximately $780,000,000.
   - There will be two loan groups: Loan Group I, which will relate primarily to the Class A-I Certificates, and Loan Group II, which will relate primarily to the Class A-II Certificates. Both loan groups will relate to the Class A-IO Certificates.

THE STRUCTURE

       CLASS A-I-1, A-I-2, A-I-3, A-I-4, A-I-5 (TOGETHER WITH THE CLASS A-I-6 AND CLASS A-I-7 CERTIFICATES, "CLASS A-I CERTIFICATES" AND TOGETHER WITH THE CLASS A-I-6, A-I-7, AND CLASS A-II CERTIFICATES AND THE CLASS A-IO CERTIFICATES, "CLASS A CERTIFICATES") The Class A-I-2, Class A-I-3, Class A-I-4, and Class A-I-5 Certificates will be issued as fixed rate senior securities. Amounts allocable to principal on the Class A-I Certificates, not allocable to the Class A-I-6 and Class A-I-7 Certificates, will be allocated to the Class A-I-1 (as described below), Class A-I-2, Class A-I-3, Class A-I-4, and Class A-I-5 Certificates sequentially, in that order.

       CLASS   A-I-1A  AND  THE  CLASS   A-I-1B   CERTIFICATES   ("CLASS   A-I-1
       CERTIFICATES") The Class A-I-1A Certificates will be issued as floating rate senior securities. The Class A-I-1B will be issued as fixed rate senior securities. Amounts allocable to principal on the Class A-I-1 Certificates will be allocated on a pro rata basis between the Class A-I-1A and the Class A-I-1B Certificates.

        CLASS A-I-6 CERTIFICATES
       The Class A-I-6 Certificates will be issued as fixed-rate senior securities. Amounts allocable as principal on the Class A-I Certificates (other than the Class A-I-7 Certificates) will be allocated to the Class A-I-6 Certificates based on the following calculation: the product of (a) the pro rata portion of the Class A-I-6 Certificates, based on its principal balance relative to the aggregate principal balance of all of the Class A-I Certificates (other than the Class A-I-7 Certificates), and
       (b) the Class A-I-6 Lockout Percentage.

       CLASS A-I-7 CERTIFICATES
       The Class A-I-7 Certificates will be issued as fixed rate senior securities. Amounts allocable as principal on the Class A-I Certificates will be allocated to the Class A-I-7 Certificates in an amount equal to the pro rata portion of the Class A-I-7 Certificates, based on its principal balance relative to the aggregate principal balance of all of the Class A-I Certificates.

       CLASS A-II CERTIFICATES
       The Class A-II Certificates will be issued as fixed rate senior securities.

       CLASS A-IO CERTIFICATES
       The Class A-IO Certificates will have a 5.75% per annum coupon, payable monthly, during a 30-month payment window, commencing on the first Distribution Date, based on the Notional Amount.



HIGHLIGHTS OF THE PROGRAM

o The Home Solution Program is primarily used by borrowers who wish to finance the full value of the home plus closing costs. A typical borrower is one who has limited liquidity or one who prefers not to take cash out of investments.
o       Requires residual income of at least $1,500.
o       Maximum LTV may be as high as 107%.
o       Maximum LTV of 103% for credit scores below 680.
o Two full appraisals required for credit scores below 620 (or one full appraisal and a field review).
o No (a) manufactured homes or unique properties or (b) Section 32 loans allowed.

SUMMARY OF TERMS


DEPOSITOR: Residential Asset Mortgage Products, Inc.

MASTER SERVICER: Residential Funding Corporation

UNDERWRITERS:  Bear,  Stearns  &  Co.  Inc.  /  Residential  Funding  Securities
     Corporation / Banc of America Securities LLC

TRUSTEE: JPMorgan Chase Bank

CERTIFICATE INSURER: Ambac Assurance Corporation ("Ambac"), rated AAA by Fitch and AAA by Standard and Poor's.

  STATISTICAL CALCULATION DATE:January 1, 2003

CUT-OFF DATE: January 1, 2003

CLOSING DATE: On or about January 30, 2003

DISTRIBUTION DATE: 25th day of each month (or the next business day), commencing
     February 2003

FORM OF OFFERED CERTIFICATES:The Certificates will be available in book-entry form through DTC.

MINIMUM  DENOMINATIONS:   Class  A  Certificates  (other  than  the  Class  A-IO
     Certificates) $25,000 and Class A-IO Certificates $2,000,000 notional amount.

INTEREST PAYMENTS: On each Distribution Date holders of the Class A Certificates will be entitled to receive the interest that has accrued on the Class A Certificates at the related pass-through rate during the related accrual period, and any interest due on a prior Distribution Date that was not paid.


     The "accrual period" for the Class A Certificates (other than the Class A-I-1A Certificates) will be the calendar month immediately preceding the calendar month in which a Distribution Date occurs.

     The trustee will calculate interest on the Class A Certificates (other than the Class A-I-1A Certificates) based on a 360-day year that consists of twelve 30-day months.

     The Class A-I-1A Certificates will be entitled to interest accrued, with respect to any Distribution Date, from and including the preceding Distribution Date (or from and including the closing date in the case of the first Distribution Date) to and including the day prior to the then current Distribution Date (the "Class A-I-1A Accrual Period") at the Class A-I-1A pass-through rate on the aggregate principal balance of the Class A-I-1 Certificates, calculated on an actual/360-day basis.

     The "Net Mortgage Rate" will be, with respect to any Mortgage Loan, the per annum mortgage rate thereon minus (i) the per annum rates at which the master servicing and subservicing fees are paid and (ii) the rate at which the premium for the certificate guaranty insurance policy is paid; provided, that for purposes of this calculation, the rate at which the premium for the certificate guaranty insurance policy is paid shall be multiplied by a fraction equal to (x) the Certificate Principal Balance of the Class A Certificates over (y) the aggregate principal balance of the mortgage loans.

     The "Net WAC Cap Rate" will be equal to, with respect to any Distribution Date to the weighted average Net Mortgage Rate of the mortgage loans in effect for such Distribution Date, adjusted for the interest payable on the Class A-IO Certificates. The Net WAC Cap Rate for the Class A-I-1A Certificates will be further adjusted to reflect an actual/360-day basis interest accrual.

YIELDMAINTENANCE  AGREEMENT:  The holders of the Class A-I-1A  Certificates will benefit from a series of interest rate cap payments from a AAA/Aaa (S&P/Moody's) rated interest rate cap provider, pursuant to a yield maintenance agreement (the "Yield Maintenance Agreement"), which is intended to partially mitigate for the first 19 distribution dates the interest rate risk that could result from the difference between (a) one month LIBOR plus the related margin on the Class A-I-1A Certificates and
     (b) the Net WAC Cap Rate.

     On each Distribution Date, payments under the Yield Maintenance Agreements will be made based on (x) an amount equal to the lesser of (a) the Class A-I-1A Notional Balance based on 100% PPC and (b) the actual principal balance of the Class A-I-1A Certificates and (y) the positive excess of One-Month LIBOR over the related Monthly Strike Rate (as set forth below).


                         MONTHLY

DISTRIBUTION             STRIKE

DATE                     RATE (%)

1/25/03                  5.530

2/25/03                  5.520

3/25/03                  5.510

4/25/03                  5.590

5/25/03                  5.570

6/25/03                  5.540

7/25/03                  5.660

8/25/03                  5.630

9/25/03                  5.600

10/25/03                 5.750

11/25/03                 5.710

12/25/03                 5.670

1/25/04                  5.820

2/25/04                  5.780

3/25/04                  5.750

4/25/04                  5.890

5/25/04                  5.850

6/25/04                  5.820

7/25/04                  5.950

PRINCIPAL PAYMENTS: The Class A-I Certificates will receive payments primarily reflecting the amount collected in respect of loan group I and the Class A-II Certificates will receive payments primarily reflecting the amount collected in respect of loan group II. Principal distributions on the Class A-I Certificates will be distributed first to the Class A-I-7 Certificates in an amount equal to the pro rata portion of the Class A-I-7 Certificates, based on its principal balance relative to the aggregate principal balance of all of the Class A-I Certificates. The remaining amount allocable as principal to the Class A-I Certificates will be distributed first to the Class A-I-6 Certificates in an amount equal to the Class A-I-6 Lockout Distribution Amount and then to the Class A-I-1, Class A-I-2, Class A-I-3, Class A-I-4, Class A-I-5, and Class A-I-6 Certificates, in that order, until paid in full. Principal allocable to the Class A-I-1 Certificates will be distributed on a pro rata basis between the Class A-I-1A Certificates and the Class A-I-1B Certificates in accordance with their respective Certificate Principal Balance.

     All principal allocable to the Class A-II Certificates will be paid to the Class A-II Certificates until paid in full.

PRINCIPAL DISTRIBUTION AMOUNT: On any Distribution Date, the lesser of (a) the excess of (1) the Available Distribution Amount over (2) the Interest Distribution Amount and (b) the aggregate amount described below:

     The sum of (i) the principal portion of all scheduled monthly payments on the mortgage loans received or advanced with respect to the related due period; (ii) the principal portion of all proceeds of the repurchase of the mortgage loans, or, in the case of a substitution, amounts representing a principal adjustment, as required by the pooling and servicing agreement received during the preceding calendar month; (iii) the principal portion of all other unscheduled collections and subsequent recoveries received on the mortgage loans during the preceding calendar month, or deemed to be received during the preceding calendar month, including, without limitation, full and partial principal payments made by the respective mortgagors, to the extent not distributed in the preceding month; (iv) the lesser of (a) the Excess Cashflow for that Distribution Date and (b) the principal portion of any realized losses, other than Excess Losses (as defined in the pooling and servicing agreement), incurred, or deemed to have been incurred, on any mortgage loans in the calendar month preceding that Distribution Date; and (v) the lesser of (a) the Excess Cashflow for that Distribution Date, to the extent not used to cover losses pursuant to clause (iv) above, and (b) the amount of any Overcollateralization Increase Amount for that Distribution Date; minus (vi) the amount of any Overcollateralization Reduction Amount for that Distribution Date.


     In no event will the Principal Distribution Amount on any Distribution Date be less than zero or greater than the outstanding Certificate Principal Balance of the Class A Certificates.

NOTIONAL AMOUNT:  With respect to the Class A-IO Certificates  immediately prior to any distribution date, the lesser of: (a) the then outstanding pool balance and (b) from and including the 1st through the 3rd Distribution Date ($244,000,000); from and including the 4th through the 6th Distribution Date ($230,000,000); from and including the 7th through the 9th Distribution Date ($211,500,000); from and including the 10th through the 12th Distribution Date ($189,000,000); from and including the 13th through the 15th Distribution Date ($167,500,000); from and including the 16th through the 18th Distribution Date ($148,500,000); from and including the 19th through the 21st Distribution Date ($132,000,000); from and including the 22nd through the 24th Distribution Date ($117,000,000); from and including the 25th through the 27th Distribution Date ($98,173,000); from and including the 28th through the 30th Distribution Date ($76,656,000); thereafter ($0).

CLASSA-I-6 LOCKOUT DISTRIBUTION AMOUNT: For any Distribution Date, the product of (x) the Class A-I-6 Lockout Percentage for that Distribution Date and
     (y) the Class A-I-6 Pro Rata Distribution Amount for that Distribution Date. In no event will the Class A-I-6 Lockout Distribution Amount for a Distribution Date exceed the Principal Distribution Amount allocated to the Class A-I Certificates for that Distribution Date.

CLASSA-I-6 LOCKOUT PERCENTAGE: For each Distribution Date, the applicable percentage set forth below:


       DISTRIBUTION               DATES               LOCKOUT
       PERCENTAGE

       February 2003 through January 2006              0%
       February 2006 through January 2008              45%
       February 2008 through January 2009              80%
       February 2009 through January 2010              100%
       February 2010 and thereafter                    300%

CLASSA-I-6 PRO RATA DISTRIBUTION  AMOUNT:  For any Distribution  Date, an amount equal to the product of (x) a fraction, the numerator of which is the Certificate Principal Balance of the Class A-I-6 Certificates immediately prior to that Distribution Date and the denominator of which is the aggregate Certificate Principal Balance of the Class A-I Certificates (excluding the Class A-I-7 Certificates) immediately prior to that Distribution Date and (y) the Principal Distribution Amount allocated to the Class A-I Certificates (net of the portion thereof allocable to the Class A-I-7 Certificates) for that Distribution Date.

PRINCIPAL REMITTANCE AMOUNT: With respect to any Distribution Date, the sum of the amounts described in clauses (i), (ii) and (iii) of the definition of Principal Distribution Amount for that Distribution Date.

INTEREST  DISTRIBUTION   AMOUNT:With  respect  to  any  Distribution  Date,  the
     aggregate amount of accrued certificate interest on the Class A Certificates for that Distribution Date and any accrued certificate interest remaining unpaid for any previous Distribution Date, less any Prepayment Interest Shortfalls for that Distribution Date not covered by Eligible Master Servicing Compensation or any Relief Act Shortfalls for that Distribution Date as described herein.

RELIEF ACT SHORTFALLS: With respect to any Distribution Date, the shortfall, if any, in collections of interest resulting from the Soldiers' and Sailors' Civil Relief Act of 1940. Relief Act Shortfalls will be allocated only to the Class A Certificates and will not be covered by Excess Cash Flow or any other source.

AVAILABLE DISTRIBUTION AMOUNT: For any Distribution Date, an amount equal to the sum of the following amounts, net of amounts reimbursable therefrom to the Master Servicer and any subservicer: (a) the aggregate amount of scheduled payments on the mortgage loans due during the related due period and received on or prior to the related determination date, after deduction of the master servicing fees and any subservicing fees in respect of the mortgage loans for that Distribution Date and the premium paid to the Certificate Insurer for that Distribution Date; (b) unscheduled payments including mortgagor prepayments on the mortgage loans, insurance proceeds, liquidation proceeds and subsequent recoveries from the mortgage loans, and proceeds from repurchases of and substitutions for the mortgage loans occurring during the preceding calendar month; and (c) all advances made for that Distribution Date in respect of the mortgage loans; and (d) any amounts payable under the certificate guaranty insurance policy.


     In addition to the foregoing amounts, with respect to unscheduled collections on the mortgage loans, not including mortgagor prepayments, the master servicer may elect to treat these amounts as included in the Available Distribution Amount for the Distribution Date in the month of receipt, but is not obligated to do so. Any amount with respect to which this election is made shall be treated as having been received on the last day of the preceding calendar month for the purposes of calculating the amount of principal and interest distributions to any class of certificates.

     With respect to any Distribution Date, the due period is the calendar month in which the Distribution Date occurs and the determination date is the 20th day of the month on which the Distribution Date occurs or, if the 20th day is not a business day, the immediately succeeding business day. The due date with respect to each mortgage loan is the date on which the scheduled monthly payment is due.

REQUIRED  OVERCOLLATERALIZATION  AMOUNT:  With respect to any Distribution Date,
     (a) if such Distribution Date is prior to the Stepdown Date, 2.15% of the aggregate principal balance of the mortgage loans as of the Cut-off Date, or (b) if such Distribution Date is on or after the Stepdown Date, the greater of (i) 4.30% of the then current aggregate principal balance of the mortgage loans as of the end of the related due period and (ii) the Overcollateralization Floor; provided, however, that in the event certain trigger events specified in the pooling and servicing agreement are not satisfied, the Required Overcollateralization Amount with respect to the mortgage loans will not be reduced.

OVERCOLLATERALIZATION FLOOR: An amount equal to 0.50% of the aggregate principal balance of the mortgage loans as of the Cut-Off Date, or approximately $3,900,000.

EXCESS OVERCOLLATERALIZATION AMOUNT: With respect to any Distribution Date, the excess, if any, of the Overcollateralization Amount on that Distribution Date over the Required Overcollateralization Amount on that Distribution Date.

OVERCOLLATERALIZATION AMOUNT:With respect to any Distribution Date, the excess, if any, of (a) the aggregate Stated Principal Balances of the mortgage loans before giving effect to distributions of principal to be made on that Distribution Date, over (b) the Certificate Principal Balance of the Class A Certificates (other than the Class A-IO Certificates) before taking into account distributions of principal to be made on that Distribution Date.

OVERCOLLATERALIZATION  INCREASE  AMOUNT:  With  respect to (a) the  Distribution
     Dates in February 2003 through July 2003, $0, and (b) any Distribution Date after July 2003, an amount equal to the lesser of (i) the Excess Cashflow for that Distribution Date and (ii) the excess, if any, of (x) the Required Overcollateralization Amount for that Distribution Date over (y) the Overcollateralization Amount for that Distribution Date.

OVERCOLLATERALIZATION REDUCTION AMOUNT: With respect to any Distribution Date for which the Excess Overcollateralization Amount is, or would be, after taking into account all other distributions to be made on that Distribution Date, greater than zero, an amount equal to the lesser of (a) the Excess Overcollateralization Amount immediately prior to that Distribution Date, and (b) the Principal Remittance Amount for that Distribution Date.

PREPAYMENT INTEREST SHORTFALL: With respect to any Distribution Date, the aggregate shortfall, if any, in collections of interest resulting from mortgagor prepayments on the mortgage loans during the preceding calendar month. These shortfalls will result because interest on prepayments in full is distributed only to the date of prepayment, and because no interest is distributed on prepayments in part, as these prepayments in part are applied to reduce the outstanding principal balance of the mortgage loans as of the due date immediately preceding the date of prepayment. No assurance can be given that the amounts available to cover Prepayment Interest Shortfalls will be sufficient therefor. The certificate guaranty insurance policy will not cover Prepayment Interest Shortfalls.

ALLOCATION OF PREPAYMENT INTEREST SHORTFALL: Any Prepayment Interest Shortfalls which are not covered by Eligible Master Servicing Compensation will be allocated among the Class A Certificates, in each case in accordance with the respective amounts of Accrued Certificate Interest that would have accrued on the Class A Certificates absent these shortfalls. Any Prepayment Interest Shortfalls not covered by Eligible Master Servicing Compensation or Excess Cash Flow and allocated to a Class A Certificate will accrue interest at the then applicable pass-through rate on that class of Class A Certificate. The certificate guaranty insurance policy will not cover any Prepayment Interest Shortfalls.

BASISRISK SHORTFALL: With respect to any Class A Certificates, as applicable, and any Distribution Date, the excess, if any, of (a) the amount of interest that would have been payable to that class of Class A Certificates on such Distribution Date if the pass-through rate of that Class of Class A Certificates on such Distribution Date were calculated at the lesser of the fixed coupon of that class of Class A Certificates or the weighted average Net Mortgage Rate over (b) the amount of interest payable on that class of Class A Certificates at the Net WAC Cap Rate for such Distribution Date. The certificate guaranty insurance policy will not cover any Basis Risk Shortfalls.

CURRENT INTEREST: Interest at the related pass-through rate for the current accrual period.

  UNPAID INTEREST SHORTFALL Interest remaining unpaid from prior Distribution Dates.
  AMOUNT:

  PRIORITY OF DISTRIBUTIONS:   INTEREST  DISTRIBUTIONS

     To the holders of the Class A Certificates, Current Interest plus any Unpaid Interest Shortfall Amount less any Prepayment Interest Shortfalls for that Distribution Date not covered by Eligible Master Servicing Compensation and Relief Act Shortfalls on a pro rata basis.


PRINCIPAL DISTRIBUTIONS

     To the holders of the Class A Certificates (other than the Class A-IO Certificates), the Principal Distribution Amount, to be distributed on a pro rata basis between the Class A-I Certificates and the Class A-II Certificates in accordance with the principal collections from and realized losses on the mortgage loans in the related loan group. The Principal Distribution Amount allocated to the Class A-I Certificates will be allocated first to the Class A-I-7 Certificates in an amount equal to pro rata portion of the Class A-I-7 Certificates, based on its principal balance relative to the aggregate principal balance of all of the Class A-I Certificates, until the Certificate Principal Balance thereof has been reduced to zero. The remaining principal amount allocable to the Class A-I Certificates (other than the Class A-I-7 Certificates) will be distributed first to the Class A-I-6 Certificates in an amount equal to the Class A-I-6 Lockout Distribution Amount and then to the Class A-I-1, Class A-I-2, Class A-I-3, Class A-I-4, Class A-I-5 and Class A-I-6 Certificates, in that order, until each Certificate Principal Balance has been reduced to zero. The Principal Distribution Amount allocated to the Class A-I-1 Certificates will be allocated on a pro rata basis between the Class A-I-1A Certificates and the Class A-I-1B Certificates in accordance with their respective Certificate Principal Balances. The Principal Distribution Amount allocated to the Class A-II Certificates will be allocated to the Class A-II Certificates until the Certificate Principal Balance thereof has been reduced to zero.

EXCESS CASHFLOW

1) To pay as part of the Principal Distribution Amount the holders of the Class A Certificates then entitled to receive distributions in respect of principal, the principal portion of realized losses, other than Excess Losses, incurred on the mortgage loans for the preceding calendar month;

2) To pay the certificate insurer for prior draws made on the certificate guaranty insurance policy;

3) Except on the first six Distribution Dates, to pay as part of the Principal Distribution Amount any Overcollateralization Increase Amount to the Class A Certificates then entitled to receive distributions in respect of principal;

4) To pay the holders of the Class A Certificates, based on Accrued Certificate Interest otherwise due thereon, the amount of any Prepayment Interest Shortfalls allocated thereto with respect to the mortgage loans for that Distribution Date, to the extent not covered by Eligible Master Servicing Compensation on that Distribution Date;

5) To pay the holders of the Class A Certificates, based on unpaid Prepayment Interest Shortfalls previously allocated thereto, any Prepayment Interest Shortfalls remaining unpaid from prior Distribution Dates together with interest thereon;

6) To the holders of the Class A Certificates, any Basis Risk Shortfall allocated thereto with respect to that Distribution Date; and

7) To the holders of the Class A Certificates, based on unpaid Basis Risk Shortfall allocated thereto, any Basis Risk Shortfall remaining unpaid from prior Distribution Dates together with interest thereon;

8) To pay the holders of the Class SB Certificates any balance remaining, in accordance with the terms of the pooling and servicing agreement.

EXCESS CASHFLOW: With respect to any Distribution Date, an amount equal to the sum of (A) the excess of (i) the Available Distribution Amount for that Distribution Date over (ii) the sum of (a) the Interest Distribution Amount for that Distribution Date and (b) the Principal Remittance Amount for that Distribution Date and (B) the Overcollateralization Reduction Amount, if any, for that distribution date.

STEPDOWN DATE: The later to occur of (x) the Distribution Date in August 2005 and (y) the first Distribution Date on which the overcollateralization amount immediately prior to that Distribution Date is equal to or greater than 4.30% of the aggregate principal balance of the mortgage loans as of the end of the related due period.

CREDIT ENHANCEMENT: o Ambac will guarantee: (a) interest on each class of the Class A Certificates at the related pass-through rate less any Prepayment Interest Shortfalls, Basis Risk Shortfalls and Relief Act Shortfalls allocated thereto, (b) the amount of any losses allocated to the Class A Certificates not covered by Excess Cash Flow or overcollateralization, and
     (c) the payment of any remaining principal on the Class A Certificates on the Distribution Date in January 2033.

       o  Overcollateralization ("OC")
            INITIAL (% Orig.)   0.00%
            REQUIRED OVERCOLLATERALIZATION AMOUNT
            PRIOR    TO    STEPDOWN    DATE:    2.15%   of original balance
            ON  OR   AFTER   STEPDOWN   DATE:   4.30%   of current balance
            OC  FLOOR  (% Orig.)  0.50% of original balance

       o Excess spread will be available to build overcollateralization commencing on the August
          2003 Distribution Date.

P&I ADVANCES: The Master Servicer will be obligated to advance, or cause to be advanced, cash with respect to delinquent payments of principal and interest on the mortgage loans to the extent that the Master Servicer reasonably believes that such cash advances can be repaid from future payments on the related mortgage loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the Class A Certificates and are not intended to guarantee or insure against losses.

MONTHLY FEES:  Servicing  Fee  Minimum of [0.30]%  per annum,  payable  monthly;
     Master Servicing Fee of [0.05]% per annum, payable monthly. The initial weighted average servicing fee rate is approximately [0.35]% per annum.

ELIGIBLE MASTER SERVICING COMPENSATION: For any Distribution Date, an amount equal to the lesser of (a) one-twelfth of 0.125% of the Stated Principal Balance of the mortgage loans immediately preceding that Distribution Date and (b) the sum of the master servicing fee payable to the Master Servicer in respect of its master servicing activities and reinvestment income received by the Master Servicer on amounts payable with respect to that Distribution Date.

OPTIONAL CALL: The Master Servicer may, at its option, effect an early redemption or termination of the certificates on any Distribution Date on which the current pool principal balance declines to less than 10% of the aggregate Stated Principal Balance of the mortgage loans as of the Cut-off Date (the "Clean-up Call Date").

STEP-UP COUPON: The Class A-I-5, Class A-I-6, Class A-I-7 and Class A-II fixed per annum rate used in calculating the pass-through rates will each increase by 0.50% on the second Distribution Date after the Clean-up Call Date.

FEDERAL TAX ASPECTS: The Trust will be established as one or more REMICs for federal income tax purposes.

ERISACONSIDERATIONS: The Class A Certificates may be purchased by a pension or other employee benefit plan subject to the Employee Retirement Income Security Act of 1974 or Section 4975 of the Internal Revenue Code of 1986, or by an entity investing the assets of an employee benefit plan so long as certain conditions are met.

SMMEAELIGIBILITY: The Class A Certificates will NOT be 'mortgage related securities' for purposes of the Secondary Mortgage Market Enhancement Act of 1984.



                          PREPAYMENT SENSITIVITY TABLES

CLASS A-I-1A (TO CALL/MTY)
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
% OF PREPAYMENT SPEED RAMP:                 0%        50%        75%       100%       125%      150%
-------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                     10.35       1.43       1.08       0.90       0.78      0.70
MODIFIED DURATION (YEARS) @ PAR           9.29       1.40       1.07       0.89       0.77      0.69
FIRST PRINCIPAL PAYMENT                2/25/03    2/25/03    2/25/03    2/25/03    2/25/03   2/25/03
LAST PRINCIPAL PAYMENT                 1/25/21   10/25/05   12/25/04    8/25/04    5/25/04   3/25/04
PRINCIPAL LOCKOUT (MONTHS)                   0          0          0          0          0         0
PRINCIPAL WINDOW (MONTHS)                  216         33         23         19         16        14
ILLUSTRATIVE YIELD @ PAR (30/360)        1.56%      1.56%      1.56%      1.55%      1.55%     1.55%
-------------------------------------------------------------------------------------------------------

CLASS A-I-1B (TO CALL/MTY)
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
% OF PREPAYMENT SPEED RAMP:                 0%        50%        75%       100%       125%      150%
-------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                     10.35       1.43       1.08       0.90       0.78      0.70
MODIFIED DURATION (YEARS) @ PAR           8.97       1.39       1.06       0.88       0.77      0.68
FIRST PRINCIPAL PAYMENT                2/25/03    2/25/03    2/25/03    2/25/03    2/25/03   2/25/03
LAST PRINCIPAL PAYMENT                 1/25/21   10/25/05   12/25/04    8/25/04    5/25/04   3/25/04
PRINCIPAL LOCKOUT (MONTHS)                   0          0          0          0          0         0
PRINCIPAL WINDOW (MONTHS)                  216         33         23         19         16        14
ILLUSTRATIVE YIELD @ PAR (30/360)        2.06%      1.98%      1.95%      1.92%      1.90%     1.88%
-------------------------------------------------------------------------------------------------------

CLASS A-I-2 (TO CALL/MTY)
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
% OF PREPAYMENT SPEED RAMP:                 0%        50%        75%       100%       125%      150%
-------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                     20.30       3.52       2.44       1.90       1.59      1.37
MODIFIED DURATION (YEARS) @ PAR          15.28       3.30       2.32       1.83       1.53      1.33
FIRST PRINCIPAL PAYMENT                1/25/21   10/25/05   12/25/04    8/25/04    5/25/04   3/25/04
LAST PRINCIPAL PAYMENT                 5/25/25    6/25/07    1/25/06    5/25/05   12/25/04   9/25/04
PRINCIPAL LOCKOUT (MONTHS)                 215         32         22         18         15        13
PRINCIPAL WINDOW (MONTHS)                   53         21         14         10          8         7
ILLUSTRATIVE YIELD @ PAR (30/360)        2.80%      2.76%      2.74%      2.71%      2.69%     2.68%
-------------------------------------------------------------------------------------------------------

CLASS A-I-3 (TO CALL/MTY)
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
% OF PREPAYMENT SPEED RAMP:                 0%        50%        75%       100%       125%      150%
-------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                     24.46       6.17       4.02       3.00       2.40      2.03
MODIFIED DURATION (YEARS) @ PAR          16.12       5.44       3.68       2.80       2.27      1.92
FIRST PRINCIPAL PAYMENT                5/25/25    6/25/07    1/25/06    5/25/05   12/25/04   9/25/04
LAST PRINCIPAL PAYMENT                 5/25/29   11/25/11    5/25/08   12/25/06    2/25/06   7/25/05
PRINCIPAL LOCKOUT (MONTHS)                 267         52         35         27         22        19
PRINCIPAL WINDOW (MONTHS)                   49         54         29         20         15        11
ILLUSTRATIVE YIELD @ PAR (30/360)        3.54%      3.51%      3.49%      3.47%      3.45%     3.43%
-------------------------------------------------------------------------------------------------------



                          PREPAYMENT SENSITIVITY TABLES

CLASS A-I-4 (TO CALL)
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
% OF PREPAYMENT SPEED RAMP:                 0%        50%        75%       100%       125%      150%
-------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                     27.67      12.11       7.73       5.25       3.98      3.19
MODIFIED DURATION (YEARS) @ PAR          15.23       9.01       6.31       4.54       3.55      2.90
FIRST PRINCIPAL PAYMENT                5/25/29   11/25/11    5/25/08   12/25/06    2/25/06   7/25/05
LAST PRINCIPAL PAYMENT                 9/25/31    3/25/18   10/25/13    1/25/11    5/25/08   3/25/07
PRINCIPAL LOCKOUT (MONTHS)                 315        105         63         46         36        29
PRINCIPAL WINDOW (MONTHS)                   29         77         66         50         28        21
ILLUSTRATIVE YIELD @ PAR (30/360)        4.70%      4.68%      4.67%      4.65%      4.63%     4.61%
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------

CLASS A-I- 4 (TO MATURITY)
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
% OF PREPAYMENT SPEED RAMP:                 0%        50%        75%       100%       125%      150%
-------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                     27.69      12.17       7.76       5.25       3.98      3.19
MODIFIED DURATION (YEARS) @ PAR          15.23       9.03       6.32       4.54       3.55      2.90
FIRST PRINCIPAL PAYMENT                5/25/29   11/25/11    5/25/08   12/25/06    2/25/06   7/25/05
LAST PRINCIPAL PAYMENT                12/25/31    4/25/19    6/25/14    2/25/11    5/25/08   3/25/07
PRINCIPAL LOCKOUT (MONTHS)                 315        105         63         46         36        29
PRINCIPAL WINDOW (MONTHS)                   32         90         74         51         28        21
ILLUSTRATIVE YIELD @ PAR (30/360)        4.70%      4.68%      4.67%      4.65%      4.63%     4.61%
-------------------------------------------------------------------------------------------------------

CLASS A-I-5 (TO CALL)
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
% OF PREPAYMENT SPEED RAMP:                 0%        50%        75%       100%       125%      150%
-------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                     28.65      15.15      10.74       7.99       6.13      4.85
MODIFIED DURATION (YEARS) @ PAR          13.94       9.97       7.87       6.28       5.06      4.14
FIRST PRINCIPAL PAYMENT                9/25/31    3/25/18   10/25/13    1/25/11    5/25/08   3/25/07
LAST PRINCIPAL PAYMENT                 9/25/31    3/25/18   10/25/13    1/25/11    5/25/09   3/25/08
PRINCIPAL LOCKOUT (MONTHS)                 343        181        128         95         63        49
PRINCIPAL WINDOW (MONTHS)                    1          1          1          1         13        13
ILLUSTRATIVE YIELD @ PAR (30/360)        5.64%      5.63%      5.62%      5.61%      5.59%     5.58%
-------------------------------------------------------------------------------------------------------


CLASS A-I-5 (TO MATURITY)
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
% OF PREPAYMENT SPEED RAMP:                 0%        50%        75%       100%       125%      150%
-------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                     29.40      20.37      14.86      11.16       8.06      5.74
MODIFIED DURATION (YEARS) @ PAR          14.09      11.80       9.76       8.02       6.24      4.73
FIRST PRINCIPAL PAYMENT               12/25/31    4/25/19    6/25/14    2/25/11    5/25/08   3/25/07
LAST PRINCIPAL PAYMENT                11/25/32    6/25/30    5/25/25    5/25/20   12/25/16   5/25/14
PRINCIPAL LOCKOUT (MONTHS)                 346        194        136         96         63        49
PRINCIPAL WINDOW (MONTHS)                   12        135        132        112        104        87
ILLUSTRATIVE YIELD @ PAR (30/360)        5.64%      5.71%      5.72%      5.73%      5.70%     5.65%
-------------------------------------------------------------------------------------------------------



                          PREPAYMENT SENSITIVITY TABLES
CLASS A-I-6 (TO CALL)
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
% OF PREPAYMENT SPEED RAMP:                 0%        50%        75%       100%       125%      150%
-------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                     15.41       7.86       6.95       6.27       5.47      4.73
MODIFIED DURATION (YEARS) @ PAR          10.29       6.29       5.71       5.24       4.68      4.13
FIRST PRINCIPAL PAYMENT                2/25/06    2/25/06    2/25/06    2/25/06    2/25/06   2/25/06
LAST PRINCIPAL PAYMENT                 9/25/31    3/25/18   10/25/13    1/25/11    5/25/09   3/25/08
PRINCIPAL LOCKOUT (MONTHS)                  36         36         36         36         36        36
PRINCIPAL WINDOW (MONTHS)                  308        146         93         60         40        26
ILLUSTRATIVE YIELD @ PAR (30/360)        4.88%      4.86%      4.85%      4.85%      4.84%     4.83%
-------------------------------------------------------------------------------------------------------

CLASS A-I-6 (TO MATURITY)
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
% OF PREPAYMENT SPEED RAMP:                 0%        50%        75%       100%       125%      150%
-------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                     15.41       7.88       7.00       6.44       6.05      5.75
MODIFIED DURATION (YEARS) @ PAR          10.29       6.30       5.74       5.36       5.08      4.86
FIRST PRINCIPAL PAYMENT                2/25/06    2/25/06    2/25/06    2/25/06    2/25/06   2/25/06
LAST PRINCIPAL PAYMENT                10/25/32    5/25/30    4/25/25    4/25/20   11/25/16   4/25/14
PRINCIPAL LOCKOUT (MONTHS)                  36         36         36         36         36        36
PRINCIPAL WINDOW (MONTHS)                  321        292        231        171        130        99
ILLUSTRATIVE YIELD @ PAR (30/360)        4.88%      4.86%      4.86%      4.86%      4.88%     4.92%
-------------------------------------------------------------------------------------------------------

CLASS A-I-7 (TO CALL)
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
% OF PREPAYMENT SPEED RAMP:                 0%        50%        75%       100%       125%      150%
-------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                     19.49       6.21       4.34       3.30       2.65      2.21
MODIFIED DURATION (YEARS) @ PAR          12.36       5.02       3.71       2.92       2.40      2.03
FIRST PRINCIPAL PAYMENT                2/25/03    2/25/03    2/25/03    2/25/03    2/25/03   2/25/03
LAST PRINCIPAL PAYMENT                 9/25/31    3/25/18   10/25/13    1/25/11    5/25/09   3/25/08
PRINCIPAL LOCKOUT (MONTHS)                   0          0          0          0          0         0
PRINCIPAL WINDOW (MONTHS)                  344        182        129         96         76        62
ILLUSTRATIVE YIELD @ PAR (30/360)        4.29%      4.25%      4.23%      4.21%      4.19%     4.17%
-------------------------------------------------------------------------------------------------------

CLASS A-I-7 (TO MATURITY)
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
% OF PREPAYMENT SPEED RAMP:                 0%        50%        75%       100%       125%      150%
-------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                     19.56       6.64       4.67       3.56       2.86      2.38
MODIFIED DURATION (YEARS) @ PAR          12.37       5.22       3.90       3.09       2.55      2.16
FIRST PRINCIPAL PAYMENT                2/25/03    2/25/03    2/25/03    2/25/03    2/25/03   2/25/03
LAST PRINCIPAL PAYMENT                11/25/32    6/25/30    5/25/25    5/25/20   12/25/16   5/25/14
PRINCIPAL LOCKOUT (MONTHS)                   0          0          0          0          0         0
PRINCIPAL WINDOW (MONTHS)                  358        329        268        208        167       136
ILLUSTRATIVE YIELD @ PAR (30/360)        4.29%      4.27%      4.26%      4.24%      4.22%     4.20%
-------------------------------------------------------------------------------------------------------


                          PREPAYMENT SENSITIVITY TABLES

CLASS A-II (TO CALL)
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
% OF PREPAYMENT SPEED RAMP:                 0%        50%        75%       100%       125%      150%
-------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                     19.29       6.09       4.23       3.19       2.54      2.11
MODIFIED DURATION (YEARS) @ PAR          12.26       4.92       3.62       2.82       2.30      1.93
FIRST PRINCIPAL PAYMENT                2/25/03    2/25/03    2/25/03    2/25/03    2/25/03   2/25/03
LAST PRINCIPAL PAYMENT                 9/25/31    3/25/18   10/25/13    1/25/11    5/25/09   3/25/08
PRINCIPAL LOCKOUT (MONTHS)                   0          0          0          0          0         0
PRINCIPAL WINDOW (MONTHS)                  344        182        129         96         76        62
ILLUSTRATIVE YIELD @ PAR (30/360)        4.28%      4.25%      4.23%      4.21%      4.18%     4.16%
-------------------------------------------------------------------------------------------------------

CLASS A-II (TO MATURITY)
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
% OF PREPAYMENT SPEED RAMP:                 0%        50%        75%       100%       125%      150%
-------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                     19.33       6.49       4.54       3.43       2.74      2.26
MODIFIED DURATION (YEARS) @ PAR          12.28       5.11       3.80       2.98       2.44      2.05
FIRST PRINCIPAL PAYMENT                2/25/03    2/25/03    2/25/03    2/25/03    2/25/03   2/25/03
LAST PRINCIPAL PAYMENT                10/25/32    2/25/30   11/25/24    1/25/20    8/25/16   2/25/14
PRINCIPAL LOCKOUT (MONTHS)                   0          0          0          0          0         0
PRINCIPAL WINDOW (MONTHS)                  357        325        262        204        163       133
ILLUSTRATIVE YIELD @ PAR (30/360)        4.29%      4.27%      4.26%      4.24%      4.22%     4.20%
-------------------------------------------------------------------------------------------------------

CLASS A-IO (TO CALL)
-------------------------------------------------------------------------------------------------------
                                                                    ---------
CPR:                                        58%      59%      60%      61%      62%      63%     64%
-------------------------------------------------------------------------------------------------------
MODIFIED DURATION (YEARS) @ 8.644790%      1.00     1.00     1.00     1.00     0.99     0.98    0.97
ILLUSTRATIVE YIELD  (30/360)              4.25%    4.25%    4.25%    4.25%    2.64%    0.82%   -1.24%
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------


     THE INFORMATION  CONTAINED  HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF
     THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.


----------------------------------------------
                                                      GROUP I           GROUP II             TOTAL
-----------------------------------------------------------------------------------------------------
Current Principal Balance (as of 1/1/03)      $455,882,786.96    $299,999,646.18   $755,882,433.14
 Loan Count                                             2,894              1,906             4,800
 Average Original Balance                            $157,742           $157,757          $157,748
 Range of Original Balance                          $13,350 -          $22,660 -         $13,350 -
                                                     $650,000           $618,000          $650,000
       $0.01 to $100,000.00                            10.51%             11.17%            10.77%
       $100,000.01 to $200,000.00                      51.91%             50.20%            51.23%
       $200,000.01 to $300,000.00                      27.69%             29.03%            28.22%
       $300,000.01 to $400,000.00                       6.97%              7.16%             7.05%
       $400,000.01 to $500,000.00                       2.17%              1.88%             2.05%
       $500,000.01 to $600,000.00                       0.47%              0.36%             0.43%
       $600,000.01 to $700,000.00                       0.29%              0.21%             0.25%
-----------------------------------------------------------------------------------------------------
 WA Gross Coupon                                       7.963%             7.936%            7.952%
 Range of Gross Coupons                             6.3750% -          6.0000% -         6.0000% -
                                                     11.3750%           11.5000%          11.5000%
      6.000% to 6.499%                                  0.03%              0.08%             0.05%
      6.500% to 6.999%                                  3.81%              4.34%             4.02%
      7.000% to 7.499%                                 24.10%             25.57%            24.68%
      7.500% to 7.999%                                 31.25%             29.64%            30.61%
      8.000% to 8.499%                                 16.64%             17.65%            17.04%
      8.500% to 8.999%                                 12.98%             11.85%            12.53%
      9.000% to 9.499%                                  5.50%              4.66%             5.17%
      9.500% to 9.999%                                  3.59%              3.98%             3.74%
      10.000% to 10.499%                                0.90%              1.10%             0.98%
      10.500% to 10.999%                                1.07%              0.78%             0.95%
      11.000% to 11.499%                                0.14%              0.31%             0.21%
      11.500% to 11.999%                                   --              0.03%             0.01%
----------------------------------------------
                                             --------------------------------------------------------
 WA Age (months)                                            1                  3                 2
 WA Original Term to Maturity (months)                    352                352               352
 WA Remaining to Maturity Term (months)                   351                349               350
       121 to 180                                       4.02%              4.62%             4.26%
       181 to 240                                       0.14%              0.05%             0.10%
       241 to 300                                       0.04%                 --             0.02%
       301 to 360                                      95.80%             95.33%            95.62%
-----------------------------------------------------------------------------------------------------
 Balloon / Fully Amortizing                    3.65% / 96.35%     3.77% / 96.23%    3.70% / 96.30%
 First Lien / Second Lien                     100.00% / 0.00%    100.00% / 0.00%   100.00% / 0.00%
 WA Debt-to-Income Ratio                               39.12%             39.30%            39.19%
-----------------------------------------------------------------------------------------------------



     THE INFORMATION  CONTAINED  HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF
     THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

----------------------------------------------------------------------------------------------------

                                                      GROUP I           GROUP II             TOTAL

-----------------------------------------------------------------------------------------------------
WA Credit Score                                           700                701               700
 Range of Credit Scores                             580 - 815          580 - 814         580 - 815
       580 - 599                                        1.60%              1.98%             1.75%
       600 - 619                                        8.32%              7.34%             7.93%
       620 - 639                                        8.73%              8.83%             8.77%
       640 - 659                                        7.07%              7.30%             7.16%
       660 - 679                                        7.20%              6.85%             7.06%
       680 - 699                                       12.93%             13.01%            12.96%
       700 - 719                                       11.04%             10.42%            10.79%
       720 - 739                                       17.17%             16.11%            16.75%
       740 - 759                                       11.99%             13.23%            12.48%
       760 - 779                                        8.54%             10.36%             9.26%
       780 - 799                                        4.74%              3.95%             4.43%
       800 or greater                                   0.68%              0.63%             0.66%
-----------------------------------------------------------------------------------------------------
 WA Original LTV                                      102.25%            102.11%           102.20%
 Range of Original LTV                       90.00% - 107.00%   90.00% - 107.00%  90.00% - 107.00%
     85.01% to 90.00%                                   0.05%              0.05%             0.05%
     90.01% to 95.00%                                   5.86%              5.52%             5.73%
     95.01% to 100.00%                                 30.08%             33.81%            31.56%
     100.01% to 101.00%                                 1.57%              1.31%             1.47%
     101.01% to 102.00%                                 3.45%              4.16%             3.73%
     102.01% to 103.00%                                31.56%             29.44%            30.72%
     103.01% to 104.00%                                 4.39%              3.88%             4.19%
     104.01% to 105.00%                                 4.29%              4.03%             4.18%
     105.01% to 106.00%                                 3.13%              3.27%             3.19%
     106.01% to 107.00%                                15.62%             14.54%            15.19%
-----------------------------------------------------------------------------------------------------
                                             --------------------------------------------------------
 CREDIT GRADE
 A1                                                    42.40%             43.53%            42.85%
 A2                                                    22.77%             21.97%            22.45%
 A3                                                    14.25%             13.76%            14.06%
 A4                                                    16.13%             16.42%            16.25%
 AX                                                     2.43%              2.00%             2.26%
 AM                                                     2.01%              2.32%             2.14%
-----------------------------------------------------------------------------------------------------



     THE INFORMATION  CONTAINED  HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF
     THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

----------------------------------------------------------------------------------------------------


                                                      GROUP I           GROUP II             TOTAL
-----------------------------------------------------------------------------------------------------
PROPERTY TYPE
 SF Detached                                           74.41%             71.34%            73.19%
 PUD Detached                                          11.47%             11.95%            11.66%
 Low-Rise Condo                                         7.20%              8.27%             7.62%
 Two Family                                             3.25%              4.14%             3.61%
 PUD Attached                                           2.94%              3.22%             3.05%
 Townhouse                                              0.72%              1.06%             0.86%
 Leasehold                                                 --              0.02%             0.01%
-----------------------------------------------------------------------------------------------------
 OCCUPANCY STATUS
 Owner Occupied                                        95.54%             95.54%            95.54%
 Non-Owner Occupied                                     3.74%              3.39%             3.60%
 Second Home                                            0.72%              1.07%             0.86%
-----------------------------------------------------------------------------------------------------
 DOCUMENTATION
 Full Documentation                                    88.23%             87.60%            87.98%
 Limited Documentation                                 11.77%             12.40%            12.02%
-----------------------------------------------------------------------------------------------------
 LOAN PURPOSE
 Purchase                                              70.46%             72.40%            71.23%
 Equity Refinance                                      21.55%             20.71%            21.22%
 Rate/Term Refinance                                    7.99%              6.89%             7.56%
-----------------------------------------------------------------------------------------------------
PREPAYMENT PENALTY TERM
 None                                                  38.28%             40.85%            39.30%
 12 months                                              5.85%              6.77%             6.22%
 24 months                                              2.65%              1.77%             2.30%
 36 months                                             49.43%             47.74%            48.76%
 48 months                                              0.46%              0.15%             0.33%
 60 months                                              3.31%              2.58%             3.02%
 Other (not more than 60 months)                        0.03%              0.14%             0.07%
-----------------------------------------------------------------------------------------------------
                                             -------------------
 GEOGRAPHIC CONCENTRATION (> 5%)
                                                  23.70% - CA        24.23% - CA       23.91% - CA
                                                   6.17% - FL         5.71% - FL        5.99% - FL
                                                                      5.17% - MI
-----------------------------------------------------------------------------------------------------



